UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21763

Name of Fund: Managed Account Series

Advantage Global SmallCap Fund

Mid Cap Dividend Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 08/31/2018

Date of reporting period: 08/31/2018

Item  1 – Report to Stockholders

AUGUST 31, 2018

ANNUAL REPORT

Managed Account Series

▶	Advantage Global SmallCap Fund

▶	Mid Cap Dividend Fund

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended August 31, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates three times during the reporting period. The Fed also reduced its $4.2 trillion balance sheet by approximately $230 billion during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.9%, wages increased, and the number of job openings reached a record high. Strong economic performance may justify a more rapid pace of rate hikes in 2018, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While U.S. monetary policy is seeking to restrain economic growth and inflation, fiscal policy has produced new sources of growth that could nourish the economy for the next few years. Corporate tax cuts and repatriation of capital held abroad could encourage a virtuous cycle of business spending. Lower individual tax rates coupled with the robust job market may refresh consumer spending.

We continue to believe the primary risks to economic expansion are trade protectionism, rapidly rising interest rates, and geopolitical tension. Given the deflationary forces of technology and globalization, a substantial increase in inflation is unlikely to materialize as long as the unemployment rate remains above 3.0%. However, we are closely monitoring trade protectionism and the rise of populism in Western nations. In particular, the outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2018

	6-month	12-month

U.S. large cap equities (S&P 500® Index)	7.96%	19.66%

U.S. small cap equities (Russell 2000® Index)	15.84	25.45

International equities (MSCI Europe, Australasia, Far East Index)	(2.55)	4.39

Emerging market equities (MSCI Emerging Markets Index)	(10.18)	(0.68)

3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.93	1.52

U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	1.42	(4.13)

U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	1.15	(1.05)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.78	0.61

U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.26	3.40

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of August 31, 2018	Advantage Global SmallCap Fund

Investment Objective

Advantage Global SmallCap Fund’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended August 31, 2018, the Fund outperformed the MSCI All Country World Small Cap Index and the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI All Country World Small Cap Index.

What factors influenced performance?

Against a backdrop of strong market performance, sentiment-driven stock selection insights led positive contributions, specifically a proprietary machine-learned signal that uses a multitude of company-specific factors to predict outperformance. Insights gauging trending sentiment from brokers, analysts and company executives also contributed to performance. This was largely felt across materials names in China as market participants grew increasingly cautious around the prospects for the Chinese economy. Within the fundamentals-based composite signal, the Fund’s quality signals were additive, specifically the more traditional measures of company fundamentals including dividend growth and improving cash flows. These insights successfully pushed portfolio positioning away from the more rate-sensitive sectors such as consumer staples, real estate and utilities.

The biggest detractors from relative performance were stock-specific events that were contrary to the Fund’s positioning. For instance, an overweight position in Japanese homebuilder Token Corporation motivated by both value and quality insights constrained performance, as unfavorable demand dynamics in the Japanese real estate market driven by changes in the personal tax code hurt the company’s top line growth. Other meaningful detractors included country positioning as the portfolio was not positioned for the emerging market currency crisis, with an overweight to Turkey detracting most notably from performance. In addition, the Fund’s valuation-based composite signal underperformed, driven by more traditional fundamental value insights such as top line sales, as well as the Fund’s nontraditional measure of relative value that looks to take advantage of price dislocations caused by retail exchange traded fund flows.

Describe recent portfolio activity.

During the 12-month period, the Fund maintained a balanced allocation of risk across all major return drivers. However, three new stock selection insights were added to the Fund. These included an insight capturing consumer purchasing trends, as well as two new ways to screen for stocks trading at attractive valuations by focusing on activity of informed market participants and the growing impact that exchange-traded funds have on individual security pricing.

Describe portfolio positioning at period end.

Relative to the MSCI All Country World Small Cap Index, the Fund remained largely region-neutral with slight overweight positions to North America and Latin America and an underweight to greater Europe. In terms of sectors, the Fund ended the period with overweight positions to the more cyclical materials and consumer discretionary sectors, and underweights to the more rate sensitive utilities, consumer staples and real estate sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
WellCare Health Plans, Inc.	1%
Booz Allen Hamilton Holding Corp.	1
Medpace Holdings, Inc.	1
Reliance Steel & Aluminum Co.	1
Bruker Corp.	1
Synovus Financial Corp.	1
Medifast, Inc.	1
Simpson Manufacturing Co., Inc.	1
McGrath RentCorp	1
Progress Software Corp.	1

GEOGRAPHIC ALLOCATION

Country	Percent of Net Assets
United States	55%
Japan	9
United Kingdom	6
Canada	3
India	3
Sweden	2
Thailand	2
Australia	2
China	2
Brazil	2
Other(a)	14
(a) Includes holdings within countries that are 1% or less of net assets. Please refer to the Schedule of Investments for such countries.

4	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	Advantage Global SmallCap Fund

Total Return Based on a $10,000 Investment

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.
(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in small cap equity securities and derivatives that have similar economic characteristics to such securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name Global SmallCap Portfolio.

(c)

A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

(d)	A free float-adjusted market capitalization index designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

Performance Summary for the Period Ended August 31, 2018

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	5 Years	10 Years
Advantage Global SmallCap Fund	5.01%	14.38%	10.16%	8.82%
MSCI World Index	3.89	13.10	10.23	7.13
MSCI All Country World Small Cap Index	4.91	14.31	10.67	9.17

(a)	See “About Fund Performance” on page 8.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)

	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Advantage Global SmallCap Fund	$1,000.00	$1,050.10	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of August 31, 2018	Mid Cap Dividend Fund

Investment Objective

Mid Cap Dividend Fund’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended August 31, 2018, the Fund outperformed its benchmark, the Russell MidCap® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of a broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

The largest positive contribution to relative performance for the period came from a combination of stock selection and allocation decisions in the information technology (“IT”) sector. Notably, stock selection decisions in the technology hardware, storage, & peripherals industry proved beneficial, as did overweight exposure to electronic equipment, instruments, & components firms. More specifically, overweight exposure to NetApp Inc. and CDW Corp. enhanced relative performance within the sector. Stock selection in the energy sector was the next largest contributor to relative return, as selection decisions in both the energy equipment & services and oil, gas, & consumable fuels industries contributed significantly. Stock selection in consumer staples also proved favorable, especially in the beverages, household products and personal products industries. Overweight exposure to the real estate sector provided a tailwind to performance as well. Finally, selection decisions within both the utilities and financials sectors boosted relative return.

The largest detractor from relative performance during the period came from stock selection in the industrials sector. More specifically, overweight exposure to Nielsen Holdings PLC in the professional services industry and Owens Corning in the building products industry proved detrimental. Stock selection among health care firms was also challenged, most notably within the biotechnology industry. In the telecommunication services sector, stock selection decisions negatively impacted performance, driven by overweight exposure to BCE Inc. and Telephone & Data Systems, Inc. Stock selection in the materials sector also acted as a constraint on returns, with holdings in the containers & packaging industry accounting for the majority of underperformance.

Describe recent portfolio activity.

During the 12-month period, the Fund’s exposure to the financials, health care and energy sectors was increased, largely due to the identification of opportunities within the insurance, health care equipment & supplies, and oil, gas, & consumable fuels industries, respectively. Conversely, allocations to the IT and utilities sectors were reduced. Within IT, exposure to firms in the semiconductors & semiconductor equipment industry was trimmed, while within utilities exposure to electric utilities was cut back.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest allocations were in the financials, IT and health care sectors. Relative to the benchmark, the largest overweight positions were in financials, healthcare and IT. Conversely, the largest relative underweights were in the real estate, consumer discretionary and industrials sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Brighthouse Financial, Inc.	3%
CDW Corp.	3
Regions Financial Corp.	2
SunTrust Banks, Inc.	2
FirstEnergy Corp.	2
Telephone & Data Systems, Inc.	2
KeyCorp	2
Hess Corp.	2
Lamar Advertising Co., Class A	2
Humana, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	23%
Information Technology	12
Health Care	11
Utilities	9
Energy	8
Industrials	8
Consumer Discretionary	7
Real Estate	6
Materials	5
Consumer Staples	5
Telecommunication Services	3
Short-Term Securities	4
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

6	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of August 31, 2018 (continued)	Mid Cap Dividend Fund

Total Return Based on a $10,000 Investment

(a)	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees.
(b)

Under normal circumstances, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity securities of mid cap companies and at least 80% of its net assets plus the amount of any borrowings for investment purposes in dividend-paying securities. The Fund’s total returns prior to June 12, 2017, are the returns of the Fund when it followed different investment strategies under the name Mid Cap Value Opportunities Portfolio.

(c)

An unmanaged index that measures the performance of the mid-capitalization value sector of the U.S. equity market. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the U.S. equity market. The Russell Midcap® Value Index measures the performance of equity securities of Russell Midcap® Index issuers with relatively lower price-to-book ratios and lower forecasted growth. The Russell Midcap® Index is a float adjusted, capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equities universe. It is a subset of the Russell 1000® Index including approximately 800 of the smallest issuers based on a combination of their market cap and current index membership.

Performance Summary for the Period Ended August 31, 2018

		Average Annual Total Returns(a)
	6-Month Total Returns	1 Year	5 Years	10 Years
Mid Cap Dividend Fund	8.36%	17.58%	11.06%	10.32%
Russell MidCap® Value Index	6.89	12.67	11.81	10.33

(a)	See “About Fund Performance” on page 8.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

		Actual			Hypothetical(b)

	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period(a)	Beginning Account Value (03/01/18)	Ending Account Value (08/31/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Mid Cap Dividend Fund	$1,000.00	$1,083.60	$0.00	$1,000.00	$1,025.21	$0.00	0.00%

(a)

For shares of the Fund, expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). BlackRock Advisors, LLC has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses incurred by the Fund. This agreement has no fixed term.

(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	7

About Fund Performance

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC, the Funds’ investment adviser, has contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses. This agreement has no fixed termination date. Without such waiver and/or reimbursement, each Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on March 1, 2018 and held through August 31, 2018) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

8	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments	Advantage Global SmallCap Fund
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 97.2%
Australia — 1.8%
CSR Ltd.	52,152	$161,683
IDP Education Ltd.	635	4,962
Iluka Resources Ltd.	4,265	28,480
Nine Entertainment Co. Holdings Ltd.	50,733	88,150
Pendal Group Ltd.	3,227	21,790
Regis Resources Ltd.	246,221	740,618
Sandfire Resources NL	75,471	384,839
Sirtex Medical Ltd.	1,014	23,387
Virtus Health Ltd.	18,681	78,180

		1,532,089
Austria — 0.6%
Oesterreichische Post AG	9,845	435,038
Schoeller-Bleckmann Oilfield Equipment AG	565	61,211

		496,249
Belgium — 0.1%
Galapagos NV (a)	417	42,243
Orange Belgium SA	936	14,146

		56,389
Brazil — 1.6%
Mahle-Metal Leve SA	2,200	13,627
QualiCorp Consultoria e Corretora de Seguros SA	11,700	45,242
SLC AgriCola SA	62,009	1,002,046
Tupy SA	47,204	275,939

		1,336,854
Canada — 2.9%
Aecon Group, Inc.	17,175	228,342
Canaccord Genuity Group, Inc.	1,801	9,730
Canfor Pulp Products, Inc.	13,124	275,252
Capital Power Corp.	342	7,170
Cineplex, Inc.	706	17,804
Dream Industrial Real Estate Investment Trust	874	6,738
Dream Office Real Estate Investment Trust	50,907	946,363
Enghouse Systems Ltd.	1,949	120,136
Gran Tierra Energy, Inc. (a)	2,210	7,624
Interfor Corp. (a)	7,081	121,869
Martinrea International, Inc.	5,352	57,908
Norbord, Inc.	226	8,600
Pason Systems, Inc.	382	6,235
Surge Energy, Inc.	3,168	5,559
TFI International, Inc.	6,209	230,470
Toromont Industries Ltd.	136	6,799
Trevali Mining Corp. (a)	649,950	388,476

		2,445,075
China — 1.8%
361 Degrees International Ltd.	316,000	90,694
Beijing Tong Ren Tang Chinese Medicine Co. Ltd.	86,000	168,583
China Aoyuan Property Group Ltd.	11,000	8,227
China Lilang Ltd.	34,000	37,713
China Pioneer Pharma Holdings Ltd.	64,000	15,901
China Shineway Pharmaceutical Group Ltd.	19,000	26,850
China Suntien Green Energy Corp. Ltd., Class H	252,000	75,891
CITIC Telecom International Holdings Ltd.	64,000	19,580
Consun Pharmaceutical Group Ltd.	18,000	15,825
Hua Hong Semiconductor Ltd. (b)(c)	53,000	144,711
Konka Group Co. Ltd., Class B	100	34
Lonking Holdings Ltd.	1,688,000	581,180
Phoenix New Media Ltd. - ADR (a)	2,151	11,013
Qingling Motors Co. Ltd., Class H	50,000	13,638
Shanghai Haohai Biological Technology Co. Ltd., Class H (c)	1,500	11,225

Security	Shares	Value
China (continued)
Shougang Fushan Resources Group Ltd.	68,000	$15,184
Tianneng Power International Ltd.	120,000	149,157
West China Cement Ltd.	44,000	8,135
Xinyuan Real Estate Co. Ltd. - ADR	23,576	110,100
Yuexiu Transport Infrastructure Ltd.	8,000	6,221

		1,509,862
Denmark — 0.2%
Alm Brand A/S	1,557	13,352
Bavarian Nordic A/S (a)	131	3,767
Topdanmark A/S	3,931	168,737

		185,856
Finland — 1.0%
Ramirent OYJ	29,891	246,930
Sanoma OYJ	53,540	555,543

		802,473
France — 1.2%
Cie des Alpes	484	16,826
Gaztransport Et Technigaz SA	14,279	976,946

		993,772
Germany — 1.0%
Amadeus Fire AG	423	48,763
Jenoptik AG (a)	8,116	319,298
MorphoSys AG (a)	265	31,308
Nemetschek SE	45	7,393
Salzgitter AG	2,882	130,526
Siltronic AG	2,199	318,790

		856,078
Greece — 0.5%
Motor Oil Hellas Corinth Refineries SA	19,188	452,132

Hong Kong — 1.0%
Champion REIT	45,000	33,098
China Water Affairs Group Ltd.	16,000	18,340
CK Life Sciences Int’l Holdings, Inc.	184,000	11,732
Giordano International Ltd.	542,000	304,684
HKBN Ltd.	291,000	432,342
Regal Real Estate Investment Trust	19,000	5,665
Road King Infrastructure Ltd.	15,000	25,486
Sa Sa International Holdings Ltd.	20,000	10,582
Yuexiu Real Estate Investment Trust	48,000	32,605

		874,534
Hungary — 0.2%
Magyar Telekom Telecommunications PLC	114,088	167,231

India — 2.7%
Century Textiles & Industries Ltd.	852	11,774
Gujarat State Petronet Ltd.	7,829	21,284
Indraprastha Gas Ltd.	2,971	12,185
KEC International Ltd.	29,120	124,419
KPIT Technologies Ltd.	4,543	19,440
Mphasis Ltd.	46,966	835,051
NIIT Technologies Ltd.	49,440	982,235
Page Industries Ltd.	59	28,654
Sanofi India Ltd.	869	78,514
Srei Infrastructure Finance Ltd.	48,599	37,813
Sterlite Technologies Ltd.	23,688	121,453
Tata Investment Corp. Ltd.	525	5,975
Uflex Ltd.	1,291	5,484
Vardhman Textiles Ltd.	526	8,158

		2,292,439
Indonesia — 0.1%
Bukit Asam Tbk PT	19,800	5,445

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued)	Advantage Global SmallCap Fund
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value
Indonesia (continued)
Indo Tambangraya Megah Tbk PT	47,200	$90,698

		96,143
Israel — 1.3%
B Communications Ltd. (a)	692	6,937
Mellanox Technologies Ltd. (a)	108	8,986
Radware Ltd. (a)	23,059	638,734
SodaStream International Ltd. (a)	3,262	465,650

		1,120,307
Italy — 0.0%
Unipol Gruppo SpA	6,075	25,083

Japan — 8.5%
ADEKA Corp.	2,600	42,994
Aida Engineering Ltd.	2,700	24,251
Aisan Industry Co. Ltd.	900	7,621
Akita Bank Ltd.	200	5,146
ASKA Pharmaceutical Co. Ltd.	5,000	61,310
Avex, Inc.	10,400	139,386
CMIC Holdings Co. Ltd.	800	17,157
Corona Corp.	1,100	11,980
Daiken Corp.	300	6,044
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	1,600	49,351
DTS Corp.	700	28,689
Foster Electric Co. Ltd.	800	11,201
France Bed Holdings Co. Ltd.	7,800	65,892
Fukuda Denshi Co. Ltd.	400	27,324
Geo Holdings Corp.	3,400	49,451
Gurunavi, Inc.	5,100	41,993
Hachijuni Bank Ltd.	129,000	576,478
Hankyu Hanshin REIT, Inc.	5	6,312
Hiroshima Bank Ltd.	3,800	26,581
Ines Corp.	13,700	150,778
Itochu-Shokuhin Co. Ltd.	600	31,528
Jafco Co. Ltd.	1,100	40,962
Japan Petroleum Exploration Co. Ltd.	4,700	100,070
JVC Kenwood Corp.	17,800	50,602
Kaga Electronics Co. Ltd.	1,400	27,113
Kasai Kogyo Co. Ltd.	800	8,805
Kissei Pharmaceutical Co. Ltd.	1,900	56,166
KYB Corp.	200	8,198
KYORIN Holdings, Inc.	900	18,705
Leopalace21 Corp.	185,100	981,637
Maruzen Showa Unyu Co. Ltd.	1,000	5,021
Miraca Holdings, Inc.	8,600	237,541
Mitsubishi Research Institute, Inc.	900	34,198
Mixi, Inc.	27,700	678,177
Mori Trust Sogo REIT, Inc.	189	276,075
Morinaga Milk Industry Co. Ltd.	800	21,700
NEC Networks & System Integration Corp.	3,700	86,715
Nippon Soda Co. Ltd.	15,000	85,508
Nissin Corp.	900	18,842
Nittetsu Mining Co. Ltd.	100	4,605
NSD Co. Ltd.	3,200	66,824
Open House Co. Ltd.	700	40,918
PeptiDream, Inc. (a)	900	35,129
Press Kogyo Co. Ltd.	2,800	14,663
Proto Corp.	1,300	18,685
Riken Vitamin Co. Ltd.	100	3,516
Saizeriya Co. Ltd.	3,100	62,109
Sanki Engineering Co. Ltd.	3,000	32,497
SCSK Corp.	1,200	56,968
Senshu Ikeda Holdings, Inc.	171,800	607,433
Shikoku Electric Power Co., Inc.	2,600	34,485
Shinko Electric Industries Co. Ltd.	39,400	370,960
Shizuoka Gas Co. Ltd.	5,900	48,526
Star Micronics Co. Ltd.	1,100	19,844
Sumitomo Warehouse Co. Ltd.	10,000	62,224

Security	Shares	Value
Japan (continued)
Tachi-S Co. Ltd.	600	$9,554
Takara Bio, Inc.	500	12,448
Takara Leben Co. Ltd.	97,700	324,301
Tamron Co. Ltd.	1,900	37,679
Tenma Corp.	500	8,319
TIS, Inc.	9,000	433,510
TOC Co. Ltd.	2,100	15,260
Toenec Corp.	800	22,779
Toho Holdings Co. Ltd.	1,000	26,331
Token Corp.	1,100	77,855
TS Tech Co. Ltd.	2,300	86,781
Ube Industries Ltd.	500	12,722
Ulvac, Inc.	7,400	306,486
Vital KSK Holdings, Inc.	2,700	30,683
Yurtec Corp.	2,000	15,900
Zeon Corp.	22,100	236,900

		7,254,396
Malaysia — 0.3%
Bursa Malaysia Bhd	6,350	11,857
IGB Real Estate Investment Trust	38,300	16,136
Malaysian Pacific Industries Bhd	42,700	127,649
Unisem M Bhd	74,800	52,564

		208,206
Malta — 0.1%
Kindred Group PLC - SDR	3,994	49,118

Mexico — 1.2%
Bolsa Mexicana de Valores SAB de CV	180,624	363,796
Concentradora Fibra Danhos SA de CV	11,200	18,560
Corp. Inmobiliaria Vesta SAB de CV	162,300	229,791
Grupo Comercial Chedraui SA de CV	77,886	183,410
Industrias Bachoco SAB de CV, Series B	47,631	231,383

		1,026,940
Netherlands — 0.5%
Aalberts Industries NV	10,491	450,398
ForFarmers NV	456	5,100

		455,498
Norway — 1.1%
Entra ASA (c)	3,348	48,540
Europris ASA (c)	2,198	5,321
SpareBank 1 SMN	1,983	21,327
TGS NOPEC Geophysical Co. ASA	21,728	824,028

		899,216
Poland — 0.1%
Energa SA	24,485	55,382
Tauron Polska Energia SA (a)	77,821	42,056

		97,438
Portugal — 0.4%
Altri SGPS SA	28,943	266,903
Semapa-Sociedade de Investimento e Gestao	1,551	32,073
Sonae SGPS SA	54,593	58,079

		357,055
Russia — 0.0%
Unipro PJSC	136,000	5,380

Singapore — 0.1%
Yanlord Land Group Ltd.	108,900	120,671

South Africa — 1.0%
Adcock Ingram Holdings Ltd.	13,620	66,047
Alexander Forbes Group Holdings Ltd.	12,514	4,505
Astral Foods Ltd.	39,722	699,751
Blue Label Telecoms Ltd.	195,191	95,090

10	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	Advantage Global SmallCap Fund
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value
South Africa (continued)
Massmart Holdings Ltd.	1,640	$12,361

		877,754
South Korea — 0.3%
Cell Biotech Co. Ltd.	289	9,599
Genexine Co. Ltd. (a)	53	4,751
Green Cross Corp.	56	9,858
Green Cross Holdings Corp.	484	13,319
Hugel, Inc. (a)	14	5,388
Samchully Co. Ltd.	352	33,351
Samjin Pharmaceutical Co. Ltd.	1,685	83,408
Taekwang Industrial Co. Ltd.	82	118,600

		278,274
Spain — 0.0%
Pharma Mar SA (a)	5,658	10,897

Sweden — 2.2%
BioGaia AB, Class B	375	20,052
Biotage AB	18,325	259,373
Nobina AB (c)	46,595	343,593
Nolato AB, Class B	2,894	204,454
SSAB AB, A Shares	2,550	11,114
SSAB AB, B Shares	32,914	114,998
Swedish Orphan Biovitrum AB (a)	2,135	68,039
Vitrolife AB	1,005	14,238
Wihlborgs Fastigheter AB	66,417	801,071

		1,836,932
Switzerland — 0.5%
CRISPR Therapeutics AG (a)	97	5,497
Galenica AG (c)	2,407	142,724
Idorsia Ltd. (a)	1,144	28,929
Kardex AG, Registered Shares	248	44,419
LEM Holding SA, Registered Shares	40	50,865
Swissquote Group Holding SA, Registered Shares	2,152	159,262

		431,696
Taiwan — 1.0%
Coretronic Corp.	335,000	630,248
Formosa Advanced Technologies Co. Ltd.	62,000	72,727
Mitac Holdings Corp.	25,000	28,916
Sigurd Microelectronics Corp.	35,000	39,720
Wowprime Corp.	40,000	102,448

		874,059
Thailand — 2.0%
AP Thailand PCL - NVDR	610,800	175,471
Bangkok Chain Hospital PCL - NVDR	108,700	63,456
Beauty Community PCL	28,200	9,741
Kiatnakin Bank PCL - NVDR	106,300	250,915
Quality Houses PCL - NVDR	1,206,400	127,548
Thanachart Capital PCL - NVDR	426,500	700,628
Tisco Financial Group PCL - NVDR	154,200	386,448

		1,714,207
Turkey — 1.1%
Albaraka Turk Katilim Bankasi A/S	25,258	4,852
Anadolu Cam Sanayii A/S	369,728	184,492
Aygaz A/S	21,000	38,346
Tekfen Holding A/S	195,312	610,183
Turkiye Sinai Kalkinma Bankasi A/S	464,403	53,864

		891,737
United Kingdom — 6.0%
Abcam PLC	2,552	50,216
Ashmore Group PLC	5,855	27,036
Big Yellow Group PLC	632	7,732
Bodycote PLC	3,711	45,751
Bovis Homes Group PLC	65,603	958,767
Brewin Dolphin Holdings PLC	4,311	20,313

Security	Shares	Value
United Kingdom (continued)
BTG PLC (a)	4,707	$33,301
Computacenter PLC	628	11,042
Costain Group PLC	6,015	33,142
Dart Group PLC	9,931	126,046
Derwent London PLC	302	11,926
Drax Group PLC	43,195	214,185
Electrocomponents PLC	56,760	547,107
EMIS Group PLC	4,106	51,316
Fevertree Drinks PLC	3,866	186,902
Games Workshop Group PLC	1,921	88,781
Genus PLC	950	35,128
Go-Ahead Group PLC	12,140	264,258
Grainger PLC	45,006	179,501
Hansteen Holdings PLC	8,933	11,570
HomeServe PLC	21,707	293,119
IG Group Holdings PLC	36,287	426,104
Jupiter Fund Management PLC	8,677	47,241
Moneysupermarket.com Group PLC	9,880	36,384
National Express Group PLC	8,918	45,852
Pagegroup PLC	3,830	30,297
Safestore Holdings PLC	2,608	17,982
Soco International PLC	3,349	3,869
Softcat PLC	3,376	37,203
SSP Group PLC	24,898	224,203
Stock Spirits Group PLC	15,434	38,618
Tate & Lyle PLC	72,577	631,777
Victrex PLC	536	22,035
WH Smith PLC	360	9,648
William Hill PLC	97,463	325,637

		5,093,989
United States — 52.8%
Aaron’s, Inc.	2,111	104,959
Abercrombie & Fitch Co., Class A	4,333	93,896
ACADIA Pharmaceuticals, Inc. (a)	782	11,120
Acceleron Pharma, Inc. (a)	293	15,828
Achillion Pharmaceuticals, Inc. (a)	1,807	6,234
Acorda Therapeutics, Inc. (a)	124	3,571
Advanced Drainage Systems, Inc.	4,672	146,467
AG Mortgage Investment Trust, Inc.	4,421	83,115
Agios Pharmaceuticals, Inc. (a)(b)	458	36,970
Aimmune Therapeutics, Inc. (a)	172	4,801
Aircastle Ltd.	10,492	219,493
Alder Biopharmaceuticals, Inc. (a)	264	4,778
Allison Transmission Holdings, Inc.	4,895	243,086
AMAG Pharmaceuticals, Inc. (a)	496	12,102
American Eagle Outfitters, Inc.	13,350	346,566
Amicus Therapeutics, Inc. (a)	1,514	20,409
AnaptysBio, Inc. (a)	51	4,521
Applied Industrial Technologies, Inc.	1,276	98,316
Archrock, Inc.	4,047	51,195
Arena Pharmaceuticals, Inc. (a)	349	13,555
Armstrong World Industries, Inc. (a)	5,200	362,960
Array BioPharma, Inc. (a)	1,944	30,268
Arrowhead Pharmaceuticals, Inc. (a)	339	5,004
Atara Biotherapeutics, Inc. (a)	154	6,306
BancFirst Corp.	195	12,441
Beazer Homes U.S.A., Inc. (a)	11,430	146,418
BGC Partners, Inc., Class A	32,659	405,625
BJ’s Restaurants, Inc.	338	25,587
Bloomin’ Brands, Inc.	52,220	1,007,846
Blue Hills Bancorp, Inc.	984	22,632
Bluebird Bio, Inc. (a)	555	93,407
Blueprint Medicines Corp. (a)	346	26,528
Booz Allen Hamilton Holding Corp.	21,228	1,086,024
Brandywine Realty Trust	4,798	80,414
BrightSphere Investment Group PLC	79,018	1,002,738
Brixmor Property Group, Inc.	3,510	63,952
Brown & Brown, Inc.	29,474	898,368
BRP, Inc.	19,155	999,876

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued)	Advantage Global SmallCap Fund
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
Bruker Corp.	29,406	$1,046,265
Burlington Stores, Inc. (a)	1,463	246,047
Cabot Corp.	9,827	637,969
Cabot Microelectronics Corp.	3,806	429,050
Cantel Medical Corp.	2,738	265,586
Chemed Corp.	2,179	704,994
ChemoCentryx, Inc. (a)	956	12,600
Chesapeake Utilities Corp.	1,676	144,136
Choice Hotels International, Inc.	542	42,303
Churchill Downs, Inc.	136	38,434
Citi Trends, Inc.	3,178	98,327
Clovis Oncology, Inc. (a)	366	13,084
CNO Financial Group, Inc.	5,171	111,745
Comfort Systems U.S.A., Inc.	563	32,316
Community Trust Bancorp, Inc.	242	11,955
Concert Pharmaceuticals, Inc. (a)	554	8,737
Continental Building Products, Inc. (a)	137	5,110
Covenant Transportation Group, Inc., Class A (a)	2,455	73,331
Crane Co.	6,293	574,425
CSG Systems International, Inc.	496	18,526
Curtiss-Wright Corp.	4,759	637,468
CytomX Therapeutics, Inc. (a)	222	4,993
Dana, Inc.	49,683	972,296
DiamondRock Hospitality Co.	5,993	71,676
Dine Brands Global, Inc.	251	20,938
Domtar Corp.	124	6,312
Douglas Dynamics, Inc.	3,874	177,429
Dynavax Technologies Corp. (a)	172	2,382
Eagle Bancorp, Inc. (a)	832	44,803
EastGroup Properties, Inc.	61	5,933
Editas Medicine, Inc. (a)	159	5,220
Emergent BioSolutions, Inc. (a)	326	20,212
Employers Holdings, Inc.	325	14,901
Enanta Pharmaceuticals, Inc. (a)	83	7,547
Ennis, Inc.	10,983	239,429
Esperion Therapeutics, Inc. (a)	104	5,147
Evercore, Inc., Class A	67	7,112
Exact Sciences Corp. (a)	1,232	92,264
Exantas Capital Corp.	3,128	37,067
Exelixis, Inc. (a)	3,608	67,794
Extended Stay America, Inc.	20,078	405,174
FibroGen, Inc. (a)	676	41,337
Financial Institutions, Inc.	7,994	258,206
First American Financial Corp.	1,231	69,995
First Industrial Realty Trust, Inc.	1,294	42,003
First of Long Island Corp.	4,494	97,969
Flagstar Bancorp, Inc. (a)	1,841	60,845
Flushing Financial Corp.	205	5,314
G1 Therapeutics, Inc. (a)	93	5,643
Generac Holdings, Inc. (a)	8,997	499,244
Genomic Health, Inc. (a)	347	21,226
Global Blood Therapeutics, Inc. (a)	365	17,867
Great Southern Bancorp, Inc.	943	55,920
H&E Equipment Services, Inc.	1,195	41,598
Halozyme Therapeutics, Inc. (a)	1,871	34,445
Hanmi Financial Corp.	911	23,777
Hanover Insurance Group, Inc.	7,950	973,795
Herbalife Nutrition Ltd. (a)	1,388	78,547
Herc Holdings, Inc. (a)	237	12,461
Heron Therapeutics, Inc. (a)	409	15,767
Hersha Hospitality Trust (b)	1,102	26,007
Highwoods Properties, Inc. (b)	12,886	640,950
Hill-Rom Holdings, Inc.	8,809	856,851
Hilltop Holdings, Inc.	1,651	34,258
Huntsman Corp.	2,458	74,944
IDACORP, Inc.	804	78,671
ImmunoGen, Inc. (a)	900	9,171
Immunomedics, Inc. (a)(b)	894	23,923
Insmed, Inc. (a)	592	11,799
Insperity, Inc.	6,946	832,478

Security	Shares	Value
United States (continued)
Intercept Pharmaceuticals, Inc. (a)	160	$17,888
InterDigital, Inc.	601	49,643
Interface, Inc.	422	9,938
Intrexon Corp. (a)	149	2,292
Ionis Pharmaceuticals, Inc. (a)(b)	1,591	72,693
Iovance Biotherapeutics, Inc. (a)	303	5,363
Ironwood Pharmaceuticals, Inc. (a)(b)	1,122	21,587
ITT, Inc.	541	31,979
Kadant, Inc.	36	3,638
KAR Auction Services, Inc.	7,027	440,523
KB Home	17,398	432,340
Kearny Financial Corp.	4,752	65,102
Kforce, Inc.	12,876	541,436
Lakeland Financial Corp.	573	28,232
Lamb Weston Holdings, Inc.	542	36,639
Landstar System, Inc.	1,332	154,246
Legg Mason, Inc.	1,793	55,942
Ligand Pharmaceuticals, Inc. (a)	220	57,132
Limelight Networks, Inc. (a)	1,708	8,660
Loxo Oncology, Inc. (a)	206	34,810
MacroGenics, Inc. (a)(b)	595	13,013
Madrigal Pharmaceuticals, Inc. (a)	48	11,482
Masimo Corp. (a)	4,765	561,746
Masonite International Corp. (a)	168	11,248
Materion Corp.	15,556	992,473
McGrath RentCorp	17,719	1,027,702
Medifast, Inc.	4,516	1,033,035
Medpace Holdings, Inc. (a)	17,640	1,054,696
Mercantile Bank Corp.	1,142	40,438
Meritor, Inc. (a)	13,355	289,269
Momenta Pharmaceuticals, Inc. (a)	492	13,038
Movado Group, Inc.	5,385	229,401
MSA Safety, Inc.	102	10,311
Myriad Genetics, Inc. (a)	991	49,342
Natera, Inc. (a)	789	21,808
National Bank Holdings Corp., Class A	528	21,199
National Research Corp.	196	7,673
NCI Building Systems, Inc. (a)	1,668	28,189
Neurocrine Biosciences, Inc. (a)	910	111,885
New Relic, Inc. (a)	170	17,469
NexPoint Residential Trust, Inc.	917	29,619
OMNOVA Solutions, Inc. (a)	1,877	16,987
OPKO Health, Inc. (a)(b)	2,336	13,829
Oshkosh Corp.	9,448	663,816
Otter Tail Corp.	843	40,380
Park Hotels & Resorts, Inc.	6,342	212,140
PDL BioPharma, Inc. (a)(b)	2,552	6,176
Peapack Gladstone Financial Corp.	276	9,221
Peoples Bancorp, Inc.	2,618	93,881
Perficient, Inc. (a)	979	28,127
PGT Innovations, Inc. (a)	23,025	559,507
Phibro Animal Health Corp., Class A	624	29,453
PNM Resources, Inc.	933	36,340
Portola Pharmaceuticals, Inc. (a)	382	11,403
PotlatchDeltic Corp.	1,436	69,359
Progress Software Corp.	25,037	1,024,764
Protective Insurance Corp., Class B	2,441	57,363
PTC Therapeutics, Inc. (a)	171	7,138
Puma Biotechnology, Inc. (a)(b)	242	10,636
Radius Health, Inc. (a)	230	4,731
RE/MAX Holdings, Inc., Class A	4,293	211,430
Regal Beloit Corp.	1,786	149,488
REGENXBIO, Inc. (a)	198	13,949
Reliance Steel & Aluminum Co.	11,984	1,053,274
Repligen Corp. (a)	280	15,366
Republic Bancorp, Inc., Class A	1,189	57,797
Resources Connection, Inc.	6,803	112,590
Retail Properties of America, Inc., Class A	2,638	33,582
Retrophin, Inc. (a)	126	3,993
Rexford Industrial Realty, Inc.	1,293	42,022

12	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	Advantage Global SmallCap Fund
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value
United States (continued)
RH (a)	1,180	$187,620
Ruth’s Hospitality Group, Inc.	2,002	61,662
Ryman Hospitality Properties, Inc.	266	23,602
Sage Therapeutics, Inc. (a)	469	77,038
Sangamo Therapeutics, Inc. (a)	636	11,607
Sarepta Therapeutics, Inc. (a)(b)	607	83,790
Schnitzer Steel Industries, Inc., Class A	1,273	33,544
Shoe Carnival, Inc.	779	34,634
Simpson Manufacturing Co., Inc.	13,394	1,028,257
Spark Therapeutics, Inc. (a)	255	15,711
Spectrum Pharmaceuticals, Inc. (a)	652	14,038
SPS Commerce, Inc. (a)	5,803	570,261
Stoneridge, Inc. (a)	1,867	55,879
Strategic Education, Inc.	145	20,122
Synovus Financial Corp.	20,781	1,040,297
Syntel, Inc. (a)	9,953	405,485
Teledyne Technologies, Inc. (a)(b)	3,046	722,694
Telephone & Data Systems, Inc.	30,182	906,667
Terex Corp.	1,966	76,183
Terreno Realty Corp.	3,301	126,791
Tier REIT, Inc.	16,584	395,363
Timken Co.	3,556	172,999
Tower International, Inc.	11,394	385,117
TriNet Group, Inc. (a)	3,941	232,795
Trinseo SA	7,817	603,082
Ultragenyx Pharmaceutical, Inc. (a)	433	36,688
United Community Financial Corp.	111	1,149
United Natural Foods, Inc. (a)	1,238	43,961
United States Cellular Corp. (a)	501	21,423
Universal Forest Products, Inc.	406	15,209
Universal Logistics Holdings, Inc.	6,999	256,163
Urban Outfitters, Inc. (a)	14,068	653,881
USANA Health Sciences, Inc. (a)(b)	5,609	740,108
Vanda Pharmaceuticals, Inc. (a)(b)	1,035	20,001
Venator Materials PLC (a)	3,088	37,303
Versum Materials, Inc.	5,337	212,359
Vishay Intertechnology, Inc.	3,616	86,061
Washington Federal, Inc.	3,055	104,175
Washington Trust Bancorp, Inc.	138	8,280
Weingarten Realty Investors	1,355	41,910
WellCare Health Plans, Inc. (a)	3,877	1,173,064
Westwood Holdings Group, Inc.	2,109	121,331
WR Grace & Co.	12,827	906,356
Xencor, Inc. (a)	355	14,835
Xenia Hotels & Resorts, Inc.	5,425	131,610
Zebra Technologies Corp., Class A (a)	3,401	584,088

		44,832,478

Total Long-Term Investments — 97.2% (Cost: $74,708,525)		82,558,507

Security		Shares	Value
Short-Term Securities — 3.3%

Money Market Funds — 0.4%
SL Liquidity Series, LLC, Money Market Series, 2.22% (d)(e)(f)		344,835	$344,870

Total Money Market Funds — 0.4% (Cost: $344,836)			344,870

		Par (000)
Time Deposits — 2.9%

Australia — 0.1%
Brown Brothers Harriman & Co., 0.90%, 09/03/18	AUD	108	77,474

Canada — 0.1%
Brown Brothers Harriman & Co., 0.59%, 09/04/18	CAD	87	66,514

Hong Kong — 0.2%
Brown Brothers Harriman & Co., 0.57%, 09/03/18	HKD	1,211	154,302

Japan — 0.1%
Sumitomo, Tokyo, (0.23)%, 09/03/18	JPY	7,986	71,877

United Kingdom — 0.2%
Citibank, London, (0.57)%, 09/03/18	EUR	64	74,467
Citibank, London, 0.37%, 09/03/18	GBP	93	120,453

			194,920
United States — 2.2%
Deutsche Bank, 1.93%, 09/04/18	USD	1,911	1,911,454

Total Time Deposits — 2.9% (Cost: $2,476,820)			2,476,541

Total Short-Term Securities — 3.3% (Cost: $2,821,656)			2,821,411

Total Investments — 100.5% (Cost: $77,530,181)			85,379,918
Liabilities in Excess of Other Assets — (0.5)%			(448,919)

Net Assets — 100.0%			$84,930,999

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security was purchased with the cash collateral from loaned securities.
(e)	Annualized 7-day yield as of period end.
(f)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at	Net	Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliate	08/31/17	Activity	08/31/18	08/31/18	Income		Gain (Loss	)	(Depreciation	)

SL Liquidity Series, LLC, Money Market Series	1,555,085	(1,210,250)	344,835	$344,870	$5,250	(a)	$(237)		$(71)

(a)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued)	Advantage Global SmallCap Fund
August 31, 2018

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Yen Index	3	09/13/18	$308	$5,997
Euro STOXX 50 Index	9	09/21/18	354	(4,731)
FTSE 100 Index	2	09/21/18	192	(3,990)
Mini MSCI Emerging Markets Index	5	09/21/18	264	(8,738)
Russell 2000 E-Mini Index	15	09/21/18	1,305	36,966

				$25,504

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts Net unrealized appreciation(a)	$—	$—	$42,963	$—	$—	$—	$42,963

Liabilities - Derivative Financial Instruments
Futures contracts Net unrealized depreciation(a)	$—	$—	$17,459	$—	$—	$—	$17,459

(a)

Includes cumulative appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended August 31, 2018, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$418,607	$—	$—	$—	$418,607

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(8,923)	$—	$—	$—	$(8,923)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$2,318,957

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Australia	$4,962	$1,527,127	$—	$1,532,089
Austria	—	496,249	—	496,249
Belgium	14,146	42,243	—	56,389
Brazil	1,336,854	—	—	1,336,854
Canada	2,445,075	—	—	2,445,075
China	137,014	1,372,848	—	1,509,862
Denmark	—	185,856	—	185,856
Finland	—	802,473	—	802,473
France	—	993,772	—	993,772
Germany	—	856,078	—	856,078
Greece	452,132	—	—	452,132

14	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	Advantage Global SmallCap Fund
August 31, 2018

	Level 1	Level 2	Level 3	Total
Hong Kong	$—	$874,534	$—	$874,534
Hungary	—	167,231	—	167,231
India	8,158	2,284,281	—	2,292,439
Indonesia	—	96,143	—	96,143
Israel	1,120,307	—	—	1,120,307
Italy	—	25,083	—	25,083
Japan	27,324	7,227,072	—	7,254,396
Malaysia	—	208,206	—	208,206
Malta	—	49,118	—	49,118
Mexico	1,026,940	—	—	1,026,940
Netherlands	—	455,498	—	455,498
Norway	5,321	893,895	—	899,216
Poland	—	97,438	—	97,438
Portugal	—	357,055	—	357,055
Russia	—	5,380	—	5,380
Singapore	—	120,671	—	120,671
South Africa	770,303	107,451	—	877,754
South Korea	118,600	159,674	—	278,274
Spain	—	10,897	—	10,897
Sweden	20,052	1,816,880	—	1,836,932
Switzerland	49,916	381,780	—	431,696
Taiwan	—	874,059	—	874,059
Thailand	—	1,714,207	—	1,714,207
Turkey	—	891,737	—	891,737
United Kingdom	301,764	4,792,225	—	5,093,989
United States	44,832,478	—	—	44,832,478
Short-Term Securities	—	2,476,541	—	2,476,541

Subtotal	$52,671,346	$32,363,702	$—	$85,035,048

Investments Valued at NAV(a)				344,870

Total Investments				$85,379,918

Derivative Financial Instruments(b)
Assets:
Equity contracts	$42,963	$—	$—	$42,963
Liabilities:
Equity contracts	(17,459)	—	—	(17,459)

	$25,504	$—	$—	$25,504

(a)	As of August 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(b)	Derivative financial instruments are futures contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 1(a)	Transfers Out of Level 1(b)	Transfers Into Level 2(b)	Transfers Out of Level 2(a)
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	$12,559	$—	$—	$(12,559)
China	26,033	—	—	(26,033)
Finland	—	(39,139)	39,139	—
France	—	(27,474)	27,474	—
Greece	508,338	—	—	(508,338)
Malaysia	—	(87,513)	87,513	—
Netherlands	—	(6,410)	6,410	—
South Korea	—	(5,529)	5,529	—
Sweden	—	(55,035)	55,035
Switzerland	—	(23,487)	23,487	—
United Kingdom	34,792	(1,500,772)	1,500,772	(34,792)

	$581,722	$(1,745,359)	$1,745,359	$(581,722)

(a)	Systematic Fair Value Prices were not utilized at period end for these investments.
(b)	External pricing service used to reflect any significant market movements between the time the Fund valued such foreign securities and the earlier closing of foreign markets.

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments	Mid Cap Dividend Fund
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.2%

Auto Components — 0.7%
Adient PLC	7,973	$345,151
Magna International, Inc.	4,455	241,105

		586,256
Automobiles — 0.4%
Ford Motor Co.	34,390	326,017

Banks — 8.6%
KeyCorp	78,530	1,654,627
Popular, Inc.	27,566	1,387,672
Regions Financial Corp.	101,571	1,976,572
SunTrust Banks, Inc.	25,977	1,910,868

		6,929,739
Beverages — 0.4%
Keurig Dr. Pepper, Inc.	4,408	100,502
Molson Coors Brewing Co., Class B	2,890	192,879

		293,381
Building Products — 1.6%
Johnson Controls International PLC	16,310	616,029
Owens Corning	12,502	707,863

		1,323,892
Capital Markets — 1.3%
Blackstone Group LP	15,520	572,843
Raymond James Financial, Inc.	4,790	445,662

		1,018,505
Chemicals — 2.2%
Cabot Corp.	6,840	444,053
Eastman Chemical Co.	8,862	859,880
Huntsman Corp.	15,718	479,242

		1,783,175
Commercial Services & Supplies — 0.8%
KAR Auction Services, Inc.	9,860	618,123

Communications Equipment — 1.2%
Motorola Solutions, Inc.	5,086	652,839
Telefonaktiebolaget LM Ericsson, Class B	39,610	334,221

		987,060
Construction Materials — 0.6%
CRH PLC	15,252	506,678

Containers & Packaging — 2.1%
International Paper Co.	9,940	508,332
Packaging Corp. of America	3,473	381,752
WestRock Co.	14,935	822,620

		1,712,704
Diversified Consumer Services — 0.5%
H&R Block, Inc.	14,770	399,676

Diversified Financial Services — 1.6%
AXA Equitable Holdings, Inc.	11,470	263,237
Jefferies Financial Group, Inc.	43,095	1,000,666

		1,263,903
Diversified Telecommunication Services — 0.4%
BCE, Inc.	8,084	329,585

Electric Utilities — 7.0%
Edison International	18,981	1,247,621
Entergy Corp.	9,285	776,133

Security	Shares	Value

Electric Utilities (continued)
Evergy, Inc.	15,972	$911,203
FirstEnergy Corp.	49,465	1,849,002
PG&E Corp.	18,360	847,865

		5,631,824
Electrical Equipment — 1.1%
Hubbell, Inc.	4,650	587,574
nVent Electric PLC	11,181	314,074

		901,648
Electronic Equipment, Instruments & Components — 5.4%
Avnet, Inc.	26,639	1,289,328
CDW Corp.	24,777	2,169,474
Dolby Laboratories, Inc., Class A	6,920	485,715
TE Connectivity Ltd.	4,460	408,893

		4,353,410
Energy Equipment & Services — 0.7%
Baker Hughes a GE Co.	6,877	226,735
Halliburton Co.	8,560	341,458

		568,193
Equity Real Estate Investment Trusts (REITs) — 5.8%
Crown Castle International Corp.	6,664	759,896
Duke Realty Corp.	12,819	365,213
Lamar Advertising Co., Class A	20,470	1,577,214
Prologis, Inc.	20,601	1,383,975
Rayonier, Inc. (a)	8,904	310,126
Welltower, Inc. (a)	3,613	241,023

		4,637,447
Food & Staples Retailing — 0.4%
Kroger Co.	11,020	347,130

Food Products — 2.3%
Bunge Ltd.	9,030	586,769
Danone SA	5,070	399,263
Ingredion, Inc.	4,945	499,791
Kellogg Co.	5,442	390,681

		1,876,504
Health Care Equipment & Supplies — 4.0%
Koninklijke Philips NV	28,071	1,254,276
Smith & Nephew PLC - ADR	23,073	826,706
Zimmer Biomet Holdings, Inc.	9,128	1,128,495

		3,209,477
Health Care Providers & Services — 5.9%
AmerisourceBergen Corp.	2,470	222,226
Cardinal Health, Inc.	8,828	460,733
Cigna Corp.	3,392	638,849
Express Scripts Holding Co. (b)	8,027	706,537
Humana, Inc.	4,249	1,416,022
Laboratory Corp. of America Holdings (b)	2,150	371,671
McKesson Corp.	3,725	479,594
Quest Diagnostics, Inc.	4,146	455,977

		4,751,609
Household Durables — 1.2%
Newell Brands, Inc.	32,560	707,203
Whirlpool Corp.	2,244	280,455

		987,658
Household Products — 0.9%
Energizer Holdings, Inc.	11,094	705,467

16	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	Mid Cap Dividend Fund
August 31, 2018	(Percentages shown are based on Net Assets)

Security	Shares	Value

Independent Power and Renewable Electricity Producers — 0.6%
AES Corp.	37,135	$499,837

Insurance — 11.3%
Allstate Corp.	5,541	557,258
Arthur J Gallagher & Co.	17,139	1,236,407
Assurant, Inc.	10,379	1,067,169
Assured Guaranty Ltd.	29,279	1,192,826
Brighthouse Financial, Inc. (a)(b)	52,377	2,174,169
Everest Re Group Ltd.	1,344	299,739
Hartford Financial Services Group, Inc.	12,828	646,146
Marsh & McLennan Cos., Inc.	6,810	576,330
MetLife, Inc.	16,962	778,386
Travelers Cos., Inc.	1,330	175,028
White Mountains Insurance Group Ltd.	470	436,137

		9,139,595
IT Services — 1.9%
Cognizant Technology Solutions Corp., Class A	9,276	727,517
Fidelity National Information Services, Inc.	7,698	832,693

		1,560,210
Leisure Products — 1.1%
Mattel, Inc.	22,482	346,897
Polaris Industries, Inc.	4,660	505,377

		852,274
Machinery — 2.6%
Allison Transmission Holdings, Inc.	27,560	1,368,630
Pentair PLC	11,061	480,932
Stanley Black & Decker, Inc.	1,525	214,308

		2,063,870
Media — 1.4%
Discovery, Inc., Class C (b)	15,548	398,651
Interpublic Group of Cos., Inc.	30,140	703,769

		1,102,420
Metals & Mining — 0.6%
Nucor Corp.	8,013	500,813

Multiline Retail — 0.8%
Dollar General Corp.	5,967	642,825

Multi-Utilities — 1.1%
Public Service Enterprise Group, Inc.	16,418	859,482

Oil, Gas & Consumable Fuels — 7.5%
Devon Energy Corp.	23,152	993,915
Hess Corp.	24,103	1,623,096
Marathon Oil Corp.	41,182	885,825
Marathon Petroleum Corp.	11,712	963,780
Valero Energy Corp.	4,210	496,275
Williams Cos., Inc.	37,068	1,096,842

		6,059,733
Personal Products — 0.7%
Nu Skin Enterprises, Inc., Class A	6,557	521,937

Pharmaceuticals — 0.8%
Mylan NV (b)	15,570	609,254

Professional Services — 1.5%
Experian PLC	23,493	585,056
Nielsen Holdings PLC	23,916	621,816

		1,206,872
Real Estate Management & Development — 0.5%
Realogy Holdings Corp.	19,127	409,127

Road & Rail — 0.6%
Norfolk Southern Corp.	2,874	499,616

Security		Shares	Value

Semiconductors & Semiconductor Equipment — 0.4%
Xilinx, Inc.		4,277	$332,879

Software — 2.3%
Constellation Software, Inc.		1,458	1,111,756
Dell Technologies, Inc., Class V (b)		7,680	738,586

			1,850,342
Specialty Retail — 1.0%
Signet Jewelers Ltd.		3,440	220,848
Williams-Sonoma, Inc.		8,306	583,330

			804,178
Technology Hardware, Storage & Peripherals — 1.2%
HP, Inc.		17,970	442,961
NetApp, Inc.		5,879	510,356

			953,317

Wireless Telecommunication Services — 2.2%
Telephone & Data Systems, Inc.		59,061	1,774,192

Total Long-Term Investments — 97.2% (Cost: $70,839,529)			78,291,834

Short-Term Securities — 3.6%

Money Market Funds — 0.8%
SL Liquidity Series, LLC, Money Market Series, 2.22% (c)(d)(e)		667,945	668,012

Total Money Market Funds — 0.8% (Cost: $668,077)			668,012

		Par (000)

Time Deposits — 2.8%

United States — 2.8%
JPMorgan Chase Bank N.A., 1.93%, 09/04/18	USD	2,244	2,244,304

Total Time Deposits — 2.8% (Cost: $2,244,304)			2,244,304

Total Short-Term Securities — 3.6% (Cost: $2,912,381)			2,912,316

Total Investments — 100.8% (Cost: $73,751,910)			81,204,150
Liabilities in Excess of Other Assets — (0.8)%			(656,269)

Net Assets — 100.0%			$80,547,881

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued)	Mid Cap Dividend Fund
August 31, 2018

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Security was purchased with the cash collateral from loaned securities.
(d)	Annualized 7-day yield as of period end.
(e)

During the year ended August 31, 2018, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

	Shares Held at	Net	Shares Held at	Value at			Net Realized		Change in Unrealized Appreciation
Affiliate	08/31/17	Activity	08/31/18	08/31/18	Income		Gain (Loss	)	(Depreciation	)

SL Liquidity Series, LLC, Money Market Series	213,813	454,132	667,945	$668,012	$2,013	(a)	$(639)		$(65)

(a)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Auto Components	$586,256	$—	$—	$586,256
Automobiles	326,017	—	—	326,017
Banks	6,929,739	—	—	6,929,739
Beverages	293,381	—	—	293,381
Building Products	1,323,892	—	—	1,323,892
Capital Markets	1,018,505	—	—	1,018,505
Chemicals	1,783,175	—	—	1,783,175
Commercial Services & Supplies	618,123	—	—	618,123
Communications Equipment	652,839	334,221	—	987,060
Construction Materials	—	506,678	—	506,678
Containers & Packaging	1,712,704	—	—	1,712,704
Diversified Consumer Services	399,676	—	—	399,676
Diversified Financial Services	1,263,903	—	—	1,263,903
Diversified Telecommunication Services	329,585	—	—	329,585
Electric Utilities	5,631,824	—	—	5,631,824
Electrical Equipment	901,648	—	—	901,648
Electronic Equipment, Instruments & Components	4,353,410	—	—	4,353,410
Energy Equipment & Services	568,193	—	—	568,193
Equity Real Estate Investment Trusts (REITs)	4,637,447	—	—	4,637,447
Food & Staples Retailing	347,130	—	—	347,130
Food Products	1,477,241	399,263	—	1,876,504
Health Care Equipment & Supplies	1,955,201	1,254,276	—	3,209,477
Health Care Providers & Services	4,751,609	—	—	4,751,609
Household Durables	987,658	—	—	987,658
Household Products	705,467	—	—	705,467
Independent Power and Renewable Electricity Producers	499,837	—	—	499,837
Insurance	9,139,595	—	—	9,139,595
IT Services	1,560,210	—	—	1,560,210
Leisure Products	852,274	—	—	852,274
Machinery	2,063,870	—	—	2,063,870
Media	1,102,420	—	—	1,102,420
Metals & Mining	500,813	—	—	500,813
Multiline Retail	642,825	—	—	642,825
Multi-Utilities	859,482	—	—	859,482
Oil, Gas & Consumable Fuels	6,059,733	—	—	6,059,733
Personal Products	521,937	—	—	521,937
Pharmaceuticals	609,254	—	—	609,254
Professional Services	621,816	585,056	—	1,206,872

18	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued)	Mid Cap Dividend Fund
August 31, 2018

	Level 1	Level 2	Level 3	Total
Real Estate Management & Development	$409,127	$—	$—	$409,127
Road & Rail	499,616	—	—	499,616
Semiconductors & Semiconductor Equipment	332,879	—	—	332,879
Software	1,850,342	—	—	1,850,342
Specialty Retail	804,178	—	—	804,178
Technology Hardware, Storage & Peripherals	953,317	—	—	953,317
Wireless Telecommunication Services	1,774,192	—	—	1,774,192
Short-Term Securities	—	2,244,304	—	2,244,304

Subtotal	$75,212,340	$5,323,798	$—	$80,536,138

Investments Valued at NAV(a)				668,012

Total Investments				$81,204,150

(a)	As of August 31, 2018, certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended August 31, 2018, there were no transfers between levels.

S C H E D U L E O F I N V E S T M E N T S	19

Statements of Assets and Liabilities
August 31, 2018

	Advantage Global SmallCap Fund	Mid Cap Dividend Fund

ASSETS
Investments at value — unaffiliated(a)(b)	$85,035,048	$80,536,138
Investments at value — affiliated(c)	344,870	668,012
Cash pledged for futures contracts	114,000	—
Foreign currency at value(d)	31,861	—
Receivables:
Investments sold	362,719	—
Securities lending income — affiliated	161	61
Capital shares sold	1,408	1,412
Dividends — unaffiliated	125,639	167,421
From the Manager	93,136	24,980
Variation margin on futures contracts	6,973	—
Prepaid expenses	16,259	15,849

Total assets	86,132,074	81,413,873

LIABILITIES
Cash collateral on securities loaned at value	343,294	668,674
Payables:
Investments purchased	367,961	—
Board realignment and consolidation	840	836
Capital shares redeemed	154,660	84,990
Custodian fees	89,341	14,338
Deferred foreign capital gain tax	70,383	—
Other accrued expenses	105,478	44,338
Other affiliates	459	396
Professional fees	57,258	47,499
Trustees’ and Officer’s fees	4,953	4,921
Variation margin on futures contracts	6,448	—

Total liabilities	1,201,075	865,992

NET ASSETS	$84,930,999	$80,547,881

NET ASSETS CONSIST OF
Paid-in capital	$72,178,692	$70,011,415
Undistributed net investment income	876,896	332,515
Undistributed net realized gain	4,073,602	2,751,702
Net unrealized appreciation (depreciation)	7,801,809	7,452,249

NET ASSETS	$84,930,999	$80,547,881

Net asset value per share	$14.05	$12.98

Shares outstanding(e)	6,043,240	6,206,234

(a) Investments at cost — unaffiliated	$77,185,345	$73,083,833
(b) Securities loaned at value	$329,147	$656,282
(c) Investments at cost — affiliated	$344,836	$668,077
(d) Foreign currency at cost	$31,994	$—
(e) Unlimited number of shares authorized, $0.01 par value

See notes to financial statements.

20	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations
Year Ended August 31, 2018

	Advantage Global SmallCap Fund	Mid Cap Dividend Fund

INVESTMENT INCOME
Interest — unaffiliated	$5,060	$3,468
Dividends — unaffiliated	2,232,782	1,922,376
Securities lending income — affiliated — net	5,250	2,013
Foreign taxes withheld	(127,638)	(9,719)

Total investment income	2,115,454	1,918,138

EXPENSES
Investment advisory	771,670	541,465
Custodian	209,147	23,288
Professional	68,677	62,237
Accounting services	34,957	33,769
Transfer agent	30,957	30,375
Registration	29,165	32,143
Trustees and Officer	17,880	17,756
Printing	42,829	37,456
Board realignment and consolidation	840	836
Miscellaneous	92,261	10,568

Total expenses excluding tax expenses	1,298,383	789,893
Tax Expenses	10,763	86

Total expenses	1,309,146	789,979
Less fees waived and/or reimbursed by the Manager	(1,297,543)	(789,057)

Total expenses after fees waived and/or reimbursed	11,603	922

Net investment income	2,103,851	1,917,216

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — affiliated	(237)	(639)
Investments — unaffiliated	5,598,680	3,615,656
Futures contracts	418,607	—
Foreign currency transactions	(53,335)	(4,963)

	5,963,715	3,610,054

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	(71)	(65)
Investments — unaffiliated	4,733,888 (a)	8,442,821
Futures contracts	(8,923)	—
Foreign currency translations	(7,150)	844

	4,717,744	8,443,600

Net realized and unrealized gain	10,681,459	12,053,654

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$12,785,310	$13,970,870

(a) Net of $(70,383) foreign capital gain tax.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	21

Statements of Changes in Net Assets

	Advantage Global SmallCap Fund
	Year Ended 08/31/2018	Period from 05/01/2017 to 08/31/2017	Year Ended 04/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,103,851	$1,145,692	$1,893,785
Net realized gain	5,963,715	21,217,322	9,214,045
Net change in unrealized appreciation (depreciation)	4,717,744	(16,045,021)	7,362,154

Net increase in net assets resulting from operations	12,785,310	6,317,993	18,469,984

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(3,000,001)	(1,177,618)	(2,437,012)
From net realized gain	(1,728,555)	(13,847,318)	—

Decrease in net assets resulting from distributions to shareholders	(4,728,556)	(15,024,936)	(2,437,012)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from capital share transactions	(27,913,586)	(2,673,314)	(12,893,692)

NET ASSETS
Total increase (decrease) in net assets	(19,856,832)	(11,380,257)	3,139,280
Beginning of period	104,787,831	116,168,088	113,028,808

End of period	$84,930,999	$104,787,831	$116,168,088

Undistributed net investment income, end of period	$876,896	$1,581,098	$95,120

(a)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

22	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets (continued)

	Mid Cap Dividend Fund
	Year Ended 08/31/2018	Period from 05/01/2017 to 08/31/2017	Year Ended 04/30/2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$1,917,216	$831,555	$1,639,296
Net realized gain	3,610,054	13,481,797	13,472,093
Net change in unrealized appreciation (depreciation)	8,443,600	(15,121,935)	4,081,191

Net increase (decrease) in net assets resulting from operations	13,970,870	(808,583)	19,192,580

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income	(2,495,024)	(415,891)	(1,658,252)
From net realized gain	(73,145)	(18,277,021)	(137,079)

Decrease in net assets resulting from distributions to shareholders	(2,568,169)	(18,692,912)	(1,795,331)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	(23,463,105)	5,515,388	(12,306,072)

NET ASSETS
Total increase (decrease) in net assets	(12,060,404)	(13,986,107)	5,091,177
Beginning of period	92,608,285	106,594,392	101,503,215

End of period	$80,547,881	$92,608,285	$106,594,392

Undistributed net investment income, end of period	$332,515	$894,028	$387,072

(a)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	23

Financial Highlights
(For a share outstanding throughout each period)

	Advantage Global SmallCap Fund
	Year Ended	Period from 05/01/2017 to		Year Ended April 30,
	08/31/2018	08/31/2017		2017		2016	2015	2014

Net asset value, beginning of period	$12.88	$14.16		$12.32		$14.49	$16.29	$14.09

Net investment income(a)	0.31	0.14		0.22		0.15	0.22	0.21
Net realized and unrealized gain (loss)	1.49	0.64		1.90		(1.53)	0.40	3.58

Net increase (decrease) from investment operations	1.80	0.78		2.12		(1.38)	0.62	3.79

Distributions(b)
From net investment income	(0.40)	(0.16)		(0.28)		(0.21)	(0.03)	(0.39)
From net realized gain	(0.23)	(1.90)		—		(0.58)	(2.39)	(1.20)

Total distributions	(0.63)	(2.06)		(0.28)		(0.79)	(2.42)	(1.59)

Net asset value, end of period	$14.05	$12.88		$14.16		$12.32	$14.49	$16.29

Total Return(c)
Based on net asset value	14.38%	5.43	%(d)	17.33	%(e)	(9.86)%	4.48%	27.71%

Ratios to Average Net Assets
Total expenses	1.44%	1.24	%(f)(g)	1.18%		1.14%	1.07%	1.08%

Total expenses after fees waived and/or reimbursed	0.01%	0.00	%(f)	0.00%		0.00%	0.00%	0.00%

Total expenses after fees waived and/or reimbursed and excluding excise tax	0.00%	0.00	%(f)	0.00%		0.00%	0.00%	0.00%

Net investment income	2.32%	3.09	%(f)	1.65%		1.17%	1.46%	1.35%

Supplemental Data
Net assets, end of period (000)	$84,931	$104,788		$116,168		$113,029	$175,671	$171,594

Portfolio turnover rate	170%	143%		69%		86%	91%	81%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Certain legal and audit expenses were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio would have been 1.35%.

See notes to financial statements.

24	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)
(For a share outstanding throughout each period)

	Mid Cap Dividend Fund
	Year Ended	Period from 05/01/2017 to		Year Ended April 30,
	08/31/2018	08/31/2017		2017		2016	2015	2014

Net asset value, beginning of period	$11.37	$14.32		$12.20		$14.27	$15.83	$14.10

Net investment income(a)	0.28	0.11		0.21		0.22	0.25	0.24
Net realized and unrealized gain (loss)	1.69	(0.23)		2.13		(0.62)	0.68	2.83

Net increase (decrease) from investment operations	1.97	(0.12)		2.34		(0.40)	0.93	3.07

Distributions(b)
From net investment income	(0.35)	(0.06)		(0.20)		(0.22)	(0.23)	(0.24)
From net realized gain	(0.01)	(2.77)		(0.02)		(1.45)	(2.26)	(1.10)

Total distributions	(0.36)	(2.83)		(0.22)		(1.67)	(2.49)	(1.34)

Net asset value, end of period	$12.98	$11.37		$14.32		$12.20	$14.27	$15.83

Total Return(c)
Based on net asset value	17.58%	(1.37	)%(d)	19.24	%(e)	(2.62)%	6.58%	22.36%

Ratios to Average Net Assets
Total expenses	0.95%	0.92	%(f)(g)	0.85%		0.83%	0.81%	0.81%

Total expenses after fees waived and/or reimbursed	0.00%	0.00	%(f)	0.00%		0.00%	0.00%	0.00%

Net investment income	2.30%	2.55	%(f)	1.53%		1.72%	1.66%	1.58%

Supplemental Data
Net assets, end of period (000)	$80,548	$92,608		$106,594		$101,503	$165,931	$167,656

Portfolio turnover rate	42%	144%		82%		91%	83%	61%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(f)	Annualized.
(g)	Certain legal and audit expenses were not annualized in the calculation of the total expense ratio. If these expenses were annualized, the total expense ratio would have been 1.04%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	25

Notes to Financial Statements

1.	ORGANIZATION

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
Advantage Global SmallCap Fund	Advantage Global SmallCap	Diversified
Mid Cap Dividend Fund	Mid Cap Dividend	Diversified

Investors may only purchase shares in the Funds by entering into a wrap-fee program or other separately managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent

26	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privatelyheld companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of August 31, 2018, certain investments of the Funds were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Notes to Financial Statements (continued)

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Advantage Global SmallCap
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$22,321	$(22,321)	$—
Credit Suisse Securities (USA) LLC	103,755	(103,755)	—
Deutsche Bank Securities, Inc.	17,507	(17,507)	—
JP Morgan Securities LLC	8,051	(8,051)	—
National Financial Services LLC	41,772	(41,772)	—
State Street Bank & Trust Co.	135,741	(135,741)	—

	$329,147	$(329,147)	$—

Mid Cap Dividend
Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount
Citigroup Global Markets, Inc.	$76,626	$(76,626)	$—
Credit Suisse Securities (USA) LLC	40,026	(40,026)	—
Morgan Stanley	539,630	(539,630)	—

	$656,282	$(656,282)	$—

(a)	Cash collateral with a value of $343,294 and $668,674 has been received in connection with securities lending agreements for Advantage Global SmallCap and Mid Cap Dividend, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

28	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fee

Average Daily Net Assets	Advantage Global SmallCap	Mid Cap Dividend

Not exceeding $1 Billion	0.85%	0.65%
Exceeding $1 Billion but not exceeding $3 Billion	0.80	0.61
Exceeding $3 Billion but not exceeding $5 Billion	0.77	0.59
Exceeding $5 Billion but not exceeding $10 Billion	0.74	0.57
Exceeding $10 Billion	0.72	0.55

Expense Limitations, Waivers, and Reimbursements: The Manager contractually agreed to waive all fees and pay or reimburse all operating expenses of each Fund, except extraordinary expenses which includes taxes. This agreement has no fixed termination date and will remain in effect for as long as shares of a Fund may be purchased and held only by or on behalf of separately managed account clients who have retained the Manager to manage their accounts pursuant to an investment management agreement with the Manager and/or a managed account program sponsor.

Although the Funds do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each Fund is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. The waivers were as follows:

Advantage Global SmallCap	$771,670
Mid Cap Dividend	541,465

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through December 31, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the year ended August 31, 2018, there were no fees waived by the Manager.

In addition, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by the Manager in the Statements of Operations:

Advantage Global SmallCap	$525,873
Mid Cap Dividend	247,592

For the year ended August 31, 2018, the Funds reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

Advantage Global SmallCap	$1,169
Mid Cap Dividend	1,039

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending.

N O T E S T O F I N A N C I A L S T A T E M E N T S	29

Notes to Financial Statements (continued)

The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Mid Cap Dividend retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. Pursuant to a securities lending agreement, Advantage Global SmallCap retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: Mid Cap Dividend will retain 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. Advantage Global SmallCap will retain 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the year ended August 31, 2018, each Fund paid BIM the following amounts for securities lending agent services:

Advantage Global SmallCap	$1,020
Mid Cap Dividend	688

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended August 31, 2018, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain Trustees and/or officers of the Trust are trustees and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2018, purchases and sales of investments excluding short-term securities, were as follows:

	Advantage Global SmallCap	Mid Cap Dividend
Purchases	$149,758,697	$34,548,737
Sales	178,367,466	59,426,985

8.	INCOME TAX INFORMATION

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for the year ended August 31, 2018, the period ended August 31, 2017 and each of the four years ended April 30, 2017. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of August 31, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

30	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to foreign currency transactions, the sale of stock of passive foreign investment companies, the use of equalization and income recognized from investments in partnerships were reclassified to the following accounts:

	Advantage Global SmallCap	Mid Cap Dividend

Paid-in capital	$647,910	$329,479
Undistributed net investment income	191,948	16,295
Undistributed net realized gain	(839,858)	(345,774)

The tax character of distributions paid was as follows:

		Advantage Global SmallCap	Mid Cap Dividend

Ordinary income(a)	8/31/18	$4,540,943	$2,802,641
	8/31/17	2,499,716	4,418,493
	4/30/17	2,437,012	1,658,252
Long-term capital gains(a)	8/31/18	835,523	95,007
	8/31/17	12,525,220	15,146,211
	4/30/17	—	672,617

Total	8/31/18	$5,376,466	$2,897,648

	8/31/17	$15,024,936	$19,564,704

	4/30/17	$2,437,012	$2,330,869

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Advantage Global SmallCap	Mid Cap Dividend

Undistributed ordinary income	$4,695,208	$2,694,757
Undistributed long term capital gains	1,057,053	986,969
Net unrealized gains(a)	7,000,046	6,854,740

	$12,752,307	$10,536,466

(a)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts.

As of August 31, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

	Advantage Global SmallCap	Mid Cap Dividend

Tax cost	$78,307,344	$74,349,891

Gross unrealized appreciation	$9,520,205	$9,382,000
Gross unrealized depreciation	(2,447,631)	(2,527,741)

Net unrealized appreciation	$7,072,574	$6,854,259

The Tax Cuts and Jobs Act (the “Act”) was enacted on December 22, 2017. Certain provisions of the Act were effective upon enactment with the remainder becoming effective for tax years beginning after December 31, 2017. Although the Act does not amend any provisions directly related to the qualification or taxation of regulated investment companies (“RICs”), the Act does change the taxation of entities in which some RICs invest, the tax treatment of income derived from those entities and the taxation of RIC shareholders. While management does not anticipate significant impact to the Funds or to their shareholders, there is uncertainty in the application of certain provisions in the Act. Specifically, provisions in the Act may increase the amount of or accelerate the recognition of taxable income and may limit the deductibility of certain expenses by RICs. Until full clarity around these provisions is obtained, the impact on the Funds’ financial statements, if any, cannot be fully determined.

9.	BANK BORROWINGS

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the

N O T E S T O F I N A N C I A L S T A T E M E N T S	31

Notes to Financial Statements (continued)

Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended August 31, 2018, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Advantage Global SmallCap invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

32	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares were as follows:

	Year Ended 08/31/2018		Period from 05/01/2017 to 08/31/2017		Year Ended 04/30/2017

	Shares	Amount	Shares	Amount	Shares	Amount

Advantage Global SmallCap
Shares sold	441,171	$5,979,732	1,446,707	$18,703,549	1,278,656	$16,673,214
Shares redeemed	(2,532,496)	(33,893,318)	(1,515,613)	(21,376,863)	(2,247,301)	(29,566,906)

Net decrease	(2,091,325)	$(27,913,586)	(68,906)	$(2,673,314)	(968,645)	$(12,893,692)

Mid Cap Dividend
Shares sold	684,027	$8,329,621	2,053,157	$23,817,315	1,067,826	$14,260,889
Shares redeemed	(2,622,941)	(31,792,726)	(1,349,372)	(18,301,927)	(1,947,711)	(26,566,961)

Net increase (decrease)	(1,938,914)	$(23,463,105)	703,785	$5,515,388	(879,885)	$(12,306,072)

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	33

Report of Independent Registered Public Accounting Firm

To the Shareholders of Advantage Global SmallCap Fund and Mid Cap Dividend Fund, and the Board of Trustees of Managed Account Series:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Advantage Global SmallCap Fund and Mid Cap Dividend Fund of Managed Account Series (the “Funds”), including the schedules of investments, as of August 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, for the period from May 1, 2017 through August 31, 2017, and for the year ended April 30, 2017, the financial highlights for the year then ended, for the period from May 1, 2017 through August 31, 2017, and for each of the four years in the period ended April 30, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2018, and the results of their operations for the year then ended, the changes in their net assets for the year then ended, for the period from May 1, 2017 through August 31, 2017, and for the year ended April 30, 2017, and the financial highlights for the year then ended, for the period from May 1, 2017 through August 31, 2017, and for each of the four years in the period ended April 30, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 23, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information (unaudited)

During the fiscal period ended August 31, 2018, the following information is provided with respect to the ordinary income distributions paid by the Funds:

	Payable Date	Advantage Global SmallCap	Mid Cap Dividend
Qualified Dividend Income for Individuals(a)	12/12/17	21.48%	39.03%
	04/12/18	—	33.04
	07/20/18	—	33.04
Dividends Qualifying for the Dividend Received Deduction for Corporations(a)		8.17	31.67
Qualified Short-Term Capital Gains for Non-U.S. Residents(b)	12/12/17	25.86	4.13
20% Long-Term Capital Gains Paid Per Share	12/12/17	$0.091514	$—

(a)	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.
(b)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

34	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of Managed Account Series (the “Trust”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of Advantage Global SmallCap Fund and Mid Cap Dividend Fund (each, a “Fund” and together, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of each Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	35

Disclosure of Investment Advisory Agreement (continued)

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Advantage Global SmallCap Fund ranked in the third, third, and second quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Advantage Global SmallCap Fund’s underperformance during the applicable periods.

The Board noted that effective June 12, 2017, the Advantage Global SmallCap Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from Global SmallCap Portfolio of Managed Account Series to Advantage Global SmallCap Fund of Managed Account Series.

The Board noted that for the one-, three- and five-year periods reported, the Mid Cap Dividend Fund ranked in the fourth, third and second quartiles, respectively, against Performance Peers. The Board and BlackRock reviewed the Mid Cap Dividend Fund’s underperformance during the applicable periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Mid Cap Dividend Fund’s investment performance. Discussions covered topics such as performance attribution, the Mid Cap Dividend Fund’s investment personnel, and the resources appropriate to support the Mid Cap Dividend Fund’s investment processes. The Board noted that effective June 12, 2017, the Mid Cap Dividend Fund had undergone changes in its investment strategy and portfolio management team, and in connection with such changes, the Fund changed its name from Mid Cap Value Opportunities Portfolio of Managed Account Series to Mid Cap Dividend Fund of Managed Account Series.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

36	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge either Fund a net advisory fee. The Board reviewed BlackRock’s estimated profitability with respect to other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the estimated cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Manager has contractually agreed to waive all fees and pay or reimburse all expenses of the Advantage Global SmallCap Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider the Advantage Global SmallCap Fund’s advisory fee rate as compared to its Expense Peers, but instead recognized that shares of the Advantage Global SmallCap Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that the Advantage Global SmallCap Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Advantage Global SmallCap Fund increases above certain contractually specified levels.

The Manager has contractually agreed to waive all fees and pay or reimburse all expenses of the Mid Cap Dividend Fund, except extraordinary expenses. Extraordinary expenses may include interest expense, dividend expense and acquired fund fees and expenses. In light of the fee waiver agreement, the Board did not consider the Mid Cap Dividend Fund’s advisory fee rate as compared to its Expense Peers, but instead recognized that shares of the Mid Cap Dividend Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor. The Board also noted that the Mid Cap Dividend Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Mid Cap Dividend Fund increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	37

Trustee and Officer Information

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert M. Hernandez 1944	Chair of the Board and Trustee (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 115 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company

James H. Bodurtha 1944	Trustee (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 115 Portfolios	None

Bruce R. Bond 1946	Trustee (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 115 Portfolios	None

Honorable Stuart E. Eizenstat 1943	Trustee (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 115 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)

Henry Gabbay 1947	Trustee (Since 2007)	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006; Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014.	32 RICs consisting of 115 Portfolios	None

Lena G. Goldberg 1949	Trustee (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior legal roles including General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 115 Portfolios	None

Henry R. Keizer 1956	Trustee (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 115 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems); Sealed Air Corp. (packaging)

John F. O’Brien 1943	Trustee (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 115 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

38	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information (continued)

Independent Trustees(a)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Donald C. Opatrny 1952	Trustee (Since 2015)	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	32 RICs consisting of 115 Portfolios	None
Interested Trustees(a)(d)
Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Trustee (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 333 Portfolios	None

John M. Perlowski 1964	Trustee (Since 2015), and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 333 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	39

Trustee and Officer Information (continued)

Officers Who Are Not Trustees(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)

Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.

(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Funds’ Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Effective May 8, 2018, John MacKessy replaced Fernanda Piedra as the Anti-Money Laundering Compliance Officer of the Trust.

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trust

100 Bellevue Parkway

Wilmington, DE 19809

40	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1)at http://www.blackrock.com, or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit BlackRock online at http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

A D D I T I O N A L I N F O R M A T I O N	41

Additional Information (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in This Report

Currency

AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

HKD	Hong Kong Dollar

JPY	Japanese Yen

USD	U.S. Dollar

Portfolio Abbreviations

ADR	American Depositary Receipts

NVDR	Non-Voting Depositary Receipts

SDR	Special Drawing Rights

42	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

THIS PAGE INTENTIONALLY LEFT BLANK.

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of each Fund may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

MAS2-8/18-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Henry R. Keizer Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]	Current Fiscal Year End	Previous Fiscal Year End[4]
Advantage Global SmallCap Fund	$28,152	$23,474	$0	$2,000	$13,200	$9,000	$0	$0
Mid Cap Dividend Fund	$27,846	$23,219	$0	$2,000	$13,100	$9,250	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End[4]	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

4 The Fund changed its fiscal year end from April to August in 2017 whereby this fiscal year consists of the four months ended August 31, 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End[1]
Advantage Global SmallCap Fund	$13,200	$11,000
Mid Cap Dividend Fund	$13,100	$11,250

1 The Fund changed its fiscal year end from April to August in 2017 whereby this fiscal year consists of the four months ended August 31, 2017.

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2 (a)(2) Certifications – Attached hereto (a)(3) Not Applicable (b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Managed Account Series

Date: November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of Managed Account Series

Date: November 2, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of Managed Account Series

Date: November 2, 2018